UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2014

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

485 Lexington Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On May 27, 2014, the shareholders of The Travelers Companies, Inc. (“Travelers” or the “Company”) approved the Company’s 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”).  The material terms of the 2014 Stock Incentive Plan were described in the Company’s definitive Proxy Statement dated April 11, 2014 under the caption “Item 4 — The Travelers Companies, Inc. 2014 Stock Incentive Plan”.

The 2014 Stock Incentive Plan authorizes the Compensation Committee of the Board of Directors of the Company to grant to employees, non-employee directors, consultants and other service providers of the Company and its affiliates incentive-based compensation in the form of Company common stock as more fully described in the Company’s definitive Proxy Statement.

The 2014 Stock Incentive Plan is filed as Exhibit 10.1 hereto.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 27, 2014.  For more information on the following proposals submitted to shareholders, see the Company’s definitive Proxy Statement dated April 11, 2014.  Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Alan L. Beller	263,204,088	882,528	1,003,382	34,921,350
John H. Dasburg	259,482,508	4,557,099	1,050,391	34,921,350
Janet M. Dolan	260,656,013	3,413,205	1,020,780	34,921,350
Kenneth M. Duberstein	254,219,817	9,792,216	1,077,965	34,921,350
Jay S. Fishman	251,956,819	8,641,713	4,491,466	34,921,350
Patricia L. Higgins	263,120,731	876,894	1,092,373	34,921,350
Thomas R. Hodgson	259,825,235	4,220,541	1,044,222	34,921,350
William J. Kane	263,438,859	646,307	1,004,832	34,921,350
Cleve L. Killingsworth Jr.	259,019,000	5,066,904	1,004,094	34,921,350
Philip T. Ruegger III	263,228,557	854,222	1,007,219	34,921,350
Donald J. Shepard	258,972,297	5,131,498	986,203	34,921,350
Laurie J. Thomsen	259,069,947	5,032,798	987,253	34,921,350

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
295,254,421	3,727,139	1,029,788	0

Item 3 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
214,962,260	48,095,977	2,031,761	34,921,350

Item 4 — Approval of The Travelers Companies, Inc. 2014 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
245,649,021	18,122,045	1,318,932	34,921,350

Item 5 — Shareholder Proposal Relating to Political Contributions and Expenditures

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
76,091,197	153,298,666	35,700,135	34,921,350

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1

The Travelers Companies, Inc. 2014 Stock Incentive Plan was filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 (Registration No. 333-196290) dated May 27, 2014, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2014	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Matthew S. Furman
Name: Matthew S. Furman
Title: Senior Vice President